UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024 (July 25, 2024)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on June 25, 2024, 1847 Holdings LLC (the “Company”) convened its 2024 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, there was not a sufficient number of common shares of the Company present or represented by proxy in order to constitute a quorum, so the Company adjourned the Annual Meeting, without transacting any business, to allow additional time for shareholders to vote and obtain a quorum.

The Annual Meeting reconvened at 2:00 p.m. Eastern Time on July 25, 2024. At such reconvened Annual Meeting, a total of 2,138,680 common shares were represented in person or by valid proxies, which represented 40.41% of the common shares outstanding as of the record date, April 26, 2024, constituting a quorum.

Shareholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement, dated April 29, 2024, the relevant portions of which are incorporated herein by reference. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s shareholders elected seven directors to the Board of Directors of the Company to serve until the next annual meeting of shareholders. The votes regarding this proposal were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Ellery W. Roberts	1,056,895	46,098	1,035,687
Robert D. Barry	1,059,356	43,637	1,035,687
Michele A. Chow-Tai	1,058,797	44,196	1,035,687
Clark R. Crosnoe	1,059,580	43,413	1,035,687
Paul A. Froning	1,059,173	43,820	1,035,687
Tracy S. Harris	1,059,624	43,369	1,035,687
Lawrence X. Taylor	1,058,755	44,238	1,035,687

Proposal 2: The Company’s shareholders ratified the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
2,133,914	4,591	175

Proposal 3: The Company’s shareholders approved Amendment No. 1 to the Company’s 2023 Equity Incentive Plan to increase the share reserve. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,048,615	53,726	652	1,035,687

Proposal 4: The Company’s shareholders approved Amendment No. 2 to the Company’s 2023 Equity Incentive Plan to add an evergreen provision. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,047,050	55,106	837	1,035,687

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2024	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer